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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) July 1, 2003


                                   ProLogis
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


           1-12846                                    74-2604728
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    (Commission File Number)               (I.R.S. Employer Identification No.)


       14100 East 35th Place, Aurora, Colorado               80011
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      (Address of Principal Executive Offices)            (Zip Code)


                           (303) 375-9292
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         (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events and Required FD Disclosure.

         On July 1, 2003, ProLogis issued a press release announcing the redemption of its Series E Cumulative Redeemable Preferred Shares of Beneficial Interest. A copy of the press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

         (c) Exhibits.

         Exhibit No.       Document Description
         -----------       --------------------

         99.1              Press Release dated July 1, 2003




















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PROLOGIS


Dated: July 1, 2003                 By:  /s/ Walter Rakowich
                                         --------------------------------------
                                         Name:    Walter C. Rakowich
                                         Title:   Managing Director and Chief
                                                  Financial Officer

























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                                  EXHIBIT INDEX




Exhibit Number          Description
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99.1                    Press Release dated as of July 1, 2003.




























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